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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2005

                         Simpson Manufacturing Co., Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                        0-23804                 94-3196943
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(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 file number)          Identification No.)

               4120 Dublin Boulevard, Suite 400, Dublin, CA 94568
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                    (Address of principal executive offices)

      (Registrant's telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-2)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

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ITEM 8.01     OTHER EVENTS.

On May 6, 2005, Simpson Manufacturing Co., Inc. announced the declaration of a cash dividend in a press release reproduced below:

                         SIMPSON MANUFACTURING CO., INC.
                     ANNOUNCES DECLARATION OF CASH DIVIDEND

Dublin, CA -- Simpson Manufacturing Co., Inc. announced today that its Board of Directors declared a cash dividend of $0.05 per share at its meeting on May 3, 2005. The record date for the dividend is July 7, 2005, and it will be paid on July 27, 2005.

Simpson Manufacturing Co., Inc., headquartered in Dublin, California, through its subsidiary, Simpson Strong-Tie Company Inc., designs, engineers and is a leading manufacturer of wood-to-wood, wood-to-concrete and wood-to-masonry connectors, fastening systems and pre-fabricated shearwalls. Simpson Strong-Tie also offers a full line of adhesives, mechanical anchors and powder actuated tools for concrete, masonry and steel. The Company's other subsidiary, Simpson Dura-Vent Company, Inc., designs, engineers and manufactures venting systems for gas and wood burning appliances. The Company's common stock trades on the New York Stock Exchange under the symbol "SSD."

For further information, contact Barclay Simpson at (925) 560-9032.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SIMPSON MANUFACTURING CO., INC.
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                                                    (Registrant)


DATE: May 6, 2005                    By  /s/ Michael J. Herbert
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                                                   Michael J. Herbert
                                                 Chief Financial Officer